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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): September 4, 2001


                              GOODRICH CORPORATION
               (Exact Name of Registrant as Specified in Charter)






New York                             1-892                     34-0252680
(State or Other                   (Commission                 (IRS Employer
Jurisdiction of                    File Number)             Identification No.)
 Incorporation)

                              Four Coliseum Centre
                              2730 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000




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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

          None.

     (b)  Pro Forma Financial Information

          None.

     (c)  Exhibits

          Exhibit 99.1  Goodrich Corporation Press Release dated
                        September 4, 2001 titled "Goodrich to Spin Off Engineered Industrial Products".


ITEM 9.  REGULATION FD DISCLOSURE

     On September 4, 2001, Goodrich Corporation issued a press release announcing that its Board of Directors has approved in principle the tax-free spin-off of the Company's Engineered Industrial Products business to shareholders. A copy of such press release is included as Exhibit 99.1 hereto.

     An investor conference call to discuss this action will take place at 1:00 p.m. Eastern time on September 4, 2001 and will be webcast and accessible via the Company's website (www.goodrich.com).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GOODRICH CORPORATION
                                     (Registrant)


Date:  September 4, 2001             By:   /s/ Kenneth L. Wagner
                                           ---------------------------
                                           Kenneth L. Wagner
                                           Assistant Secretary


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